Exhibit 10.19

SCHEDULE OF TIER II-A CHANGE OF CONTROL AGREEMENTS

The following have executed Tier II-A Change of Control Agreements substantially in the form of the agreement filed as Exhibit 10.18 to Valero’s Annual Report on Form 10-K for the year ended December 31, 2016 (SEC File No. 1-13175).

R. Lane Riggs
Gary K. Simmons